                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 1998 appearing on page 30 of Phoenix Investment Partners, Ltd.'s ) formerly Phoenix Duff & Phelps Corporation) Annual Report on Form 10-K for the year ended December 31, 1997.



PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
October 8, 1998